SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                     FORM 8-K

                                  CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):June 11, 1998 (June 5, 1998)

                                   CRIIMI MAE Inc.
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              (Exact name of registrant as specified in its charter)


         Maryland                  1-10360                 52-1622022
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(State or other jurisdiction     (Commission             (I.R.S. Employer
   of incorporation)              File Number)            Identification No.)


 11200 Rockville Pike, Rockville, Maryland                       20852
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(Address of principal executive office)                        (Zip code)


Registrant's telephone number including area code: (301) 816-2300
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(Former name or former address, if changed since last report)

                           Exhibit Index on Page 4
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Item 5. Other Events.
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CRIIMI MAE Inc. (the "Company") issued a press release on June 5, 1998 announcing it has securitized $496 million of commercial mortgage loans originated or acquired through the Company's network of regional offices and through which the Company sold $397 million face amount of fixed-rate investment grade securities. A copy of the press release is attached hereto as
Exhibit 99.1, and is incorporated in its entirety by reference in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c)  Exhibits

      99.1    Press Release
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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CRIIMI MAE Inc.


Date: June 11, 1998                       By:  /s/ H. William Willoughby
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                                                   H. William Willoughby
                                                   President
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                            INDEX TO EXHIBITS

                                 FORM 8-K

Exhibit                                                               Page
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  99.1           Press Release